Exhibit 99.1

Exhibit 99.1 Curt Anastasio – President & CEO December 4, 2012 2012 Wells Fargo Securities 11th Annual Pipeline, MLP and Energy Symposium 1

Statements contained in this presentation that state management’s expectations or predictions of the future are forward-looking statements as defined by federal securities law. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s and NuStar GP Holdings, LLC’s respective annual reports on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission and available on NuStar’s websites at www.nustarenergy.com and www.nustargpholdings.com. We use non-generally accepted accounting principles (“non-GAAP”) financial measures in this presentation, and our reconciliations of non-GAAP financial measures to our GAAP financial statements are located in the appendix to this presentation. These non-GAAP measures should not be considered an alternative to GAAP financial measures. Forward Looking Statements 2

NuStar Overview 3

NuStar Energy L.P. (NYSE: NS) is a leading publicly traded partnership with a market capitalization of approximately $3.6 billion and an enterprise value of approximately $5.5 billion NuStar GP Holdings, LLC (NYSE: NSH) holds the 2% general partner interest, incentive distribution rights and 13.2% of the common units in NuStar Energy L.P. NSH has a market capitalization of around $1.2 billion Two Publicly Traded Companies NS NSH IPO Date 4/16/2001 7/19/2006 Unit Price (11/30/12) $45.84 $27.98 Annualized Distribution/Unit $4.38 $2.18 Yield (11/30/12) 9.55% 7.79% Market Capitalization $3,570 million $1,192 million Enterprise Value $5,499 million $1,210 million Credit Ratings – Moody’s Baa3/Under Review n/a S&P BB+/Stable n/a Fitch BB/Stable n/a 81.8% Membership Interest 84.9% L.P. Interest Public Unitholders 34.8 Million NSH Units Public Unitholders 67.4 Million NS Units 18.2% Membership Interest 2.0% G.P. Interest 13.2% L.P. Interest Incentive Distribution Rights William E. Greehey 7.8 Million NSH Units NYSE: NSH NYSE: NS 4

Large and Diverse Geographic Footprint with Assets in Key Locations Asset Stats: Operations in the U.S., Canada, Mexico, the Netherlands, including St. Eustatius in the Caribbean, the United Kingdom and Turkey. Own 82 terminal and storage facilities Approximately 94 million barrels of storage capacity 8,433 miles of crude oil and refined product pipelines 50% working interest in two asphalt refineries with a combined throughput capacity of 104,000 barrels per day 5

Percentage of Full Year 2011 Segment Operating Income Approximately 80% of NuStar Energy’s 2011 segment operating income came from fee-based transportation and storage segments With the sale of 50% of asphalt operations a larger % of future segment operating income should come from fee-based transportation and storage segments Storage: 46% Transportation: 34% Refined Product Terminals Crude Oil Storage Refined Product Pipelines* Crude Oil Pipelines Asphalt & Fuels Marketing: 20% Asphalt Operations No longer part of segment effective 9/28/12 Fuels Marketing Operations Product Supply, Crude Oil Trading, Bunkering and Fuel Oil Marketing San Antonio Refinery Diversified Operations from Three Business Segments * Includes primarily distillates, gasoline, propane, jet fuel, ammonia and other light products. Does not include natural gas. 6 46% 34% 20%

Distributions for both NS and NSH have grown every year since IPO’s NS Distribution ($ per Unit) NSH Distribution ($ per Unit) ~6.2% CAGR ~9.1% CAGR * Annualized Distribution * * 7 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 $2.40 $2.75 $2.95 $3.20 $3.37 $3.60 $3.84 $4.09 $4.25 $4.28 $4.36 2006 2007 2008 2009 2010 2011 $1.28 $1.38 $1.58 $1.73 $1.87 $1.98

Sale of 50% of our Asphalt operations on September 28, 2012 Potential divestiture of other margin-based assets Internal growth projects and asset acquisitions in Eagle Ford and Other Shale plays Continued development of our strategically located storage terminals Primarily St. James and St. Eustatius 8 Key Growth Areas and Focus as NuStar Completes 2012 and Moves into 2013 8

Internal Growth Project Update-Transportation Segment 9

NuStar was the first mover of Eagle Ford Shale crude oil by pipeline Projects completed include three pipeline reversals/connections and the Valero pipeline construction project Total capital spent to date around $150 million Should generate EBITDA of around $30 million 1 – Please see slide 38 for a reconciliation of EBITDA to its most directly comparable GAAP measure, Operating Income 10 NuStar has now Completed Four Internal Growth Projects in the Eagle Ford Shale 10 1

THREE RIVERS REFINERY CORPUS CHRISTI PETTUS NORTH BEACH Valero West Plant 8” 8” 16” 16” OAKVILLE Koch Mayo Sta. 10” Pettus South Pipeline Reactivation Project for Koch Pipeline TexStar Midstream Pipeline New 12” Pipeline Constructed for Valero Existing NuStar Pipeline Reversals NuStar’s Oakville Terminal Four Projects Completed in the Eagle Ford Shale to Date primarily move Crude to Corpus Christi 11 12”

NuStar will construct a 100M barrel terminal facility, truck offloading facilities and a pipeline connection to NuStar’s existing 12” Pettus line 12” Pettus line will connect to NuStar’s Three Rivers to Corpus 16” line giving ConocoPhillips the ability to move Eagle Ford production to Corpus Christi Capacity of 12” Pettus line 100MBPD Agreement provides ConocoPhillips with 30 to 60 MBPD of shipping capacity Projected completion 4th quarter 2013 Dock expansion at Corpus Christi North Beach Terminal will give ConocoPhillips and other customers more options to move Eagle Ford crude Projected completion 1st quarter 2014 Total NuStar spending should be $100 to $120 million Should generate about $15 million of annual EBITDA 10-year take or pay agreement supports this project Small benefit in 2013 but majority in 2014 and thereafter 1 – Please see slide 38 for a reconciliation of EBITDA to its most directly comparable GAAP measure, Operating Income 12 In Mid-November Signed an Agreement with ConocoPhillips to Further Expand Capacity in Eagle Ford Shale 1

NuStar Pipeline Systems to be Utilized by ConocoPhillips New NuStar Pipeline NuStar Three Rivers to Corpus Pipeline NuStar’s Oakville Terminal NORTH BEACH OAKVILLE 16” line PETTUS Underutilized Existing NuStar Pipeline NuStar Pipeline 13 PAWNEE New NuStar Terminal 12” line

Niobrara Falls Project Update 14 Initial Open Season Oct. 15, 2012 through Nov. 15, 2012 Season extended to Dec. 14th, 2012 24 confidentiality agreements received to date Majority of current interest centers around Permian Basin and Granite Wash crudes Minimal capital cost associated with reversing 14” line to meet demand Interest from Niobrara Shale play could increase as additional production comes on-line in future years Project not included in 2013 & 2014 guidance 10” 10” 14”

Internal Growth Project Update – Storage Segment 15

Close to completing construction of new distillate tanks at our St. Eustatius terminal Constructing one million barrels of new storage for distillate service Customer is a large national oil company Projected cost around $60 million Expected to generate EBITDA of around $10 million per year Expected in-service 1st quarter 2013 Continue to evaluate another major expansion project at St. Eustatius Could be a 2 to 4 million barrel expansion Majority of spending would occur in 2014 and 2015 Not included in 2013 & 2014 guidance 16 St. Eustatius Terminal 1 1 – Please see slide 37 for a reconciliation of EBITDA to its most directly comparable GAAP measure, Operating Income

Storage expansion continues at our St. James, Louisiana Terminal Currently have 8 million barrels of storage capacity at St. James 1.4 million barrels of additional storage should be completed by the 1st quarter of 2014 700,000 barrels projected to be completed in January 2013 Additional 700,000 barrels projected to be completed in 1st quarter 2014 Project costs estimated at about $45 million EBITDA projected to be approximately $8 million per year In discussions with major oil companies about additional expansion opportunities St. James Terminal 17 1 1 – Please see slide 37 for a reconciliation of EBITDA to its most directly comparable GAAP measure, Operating Income

Potential 2nd St. James Unit Train Project Possible commitments from third parties would support the construction of 2nd unit train unloading facility at our St. James Terminal that is similar to our current rail facility Project may also include a Marine Vapor Destruction Unit that allows for loading crude on ships at the terminal Estimated project costs around $55 million Could be in-service by end of 3rd quarter of 2013 Annual EBITDA estimated in the $15 to $20 million range 18 1 1 – Please see slide 37 for a reconciliation of EBITDA to its most directly comparable GAAP measure, Operating Income

TexStar Acquisition Update 19

TexStar Asset Acquisition allows NuStar to become one of the Largest Players in the Eagle Ford Shale 20 Further integrates NuStar with producers and marketers of Eagle Ford Shale crude oil Provides NuStar with access to dedicated production acreage Gives NuStar access to dedicated Y-Grade production in the Pettus, TX area Production will be shipped on and fractionated by assets purchased from TexStar Production will also be shipped on NuStar’s Corpus to Houston 12” pipeline Provides Eagle Ford Shale crude oil producers and gas processing plants the ability to move production to Corpus Christi and Mont Belvieu markets Crude oil producers also have access to NuStar’s Corpus Christi storage and dock space that can be utilized for shipments to other markets NuStar takes on no commodity or margin risk as a result of this transaction

New Eagle Ford Shale Crude Oil System after TexStar Transaction 21

New Eagle Ford Shale NGL System after TexStar Transaction 22

Transaction should Close in Two Separate Transactions 23 Closing for Crude Oil pipeline, gathering and storage assets expected to occur by year-end Purchase Price around $325 million 5-year take or pay contracts with various producers and marketers support around 90% of these throughputs Closing for NGL assets, which include a Y-Grade pipeline and two dismantled fractionators with a combined capacity of 57MBPD, expected to occur in 1st quarter 2013 Purchase Price around $100 million Will not close without executed take or pay agreements for transportation and fractionation services

Crude Oil Assets should begin Generating Cash Flow Immediately 24 Throughputs currently 70MBPD on crude lines to be acquired Throughputs projected to increase to 100MBPD by mid 2013 $75 million of growth capital required to be spent to complete crude gathering and terminal assets 2012 $ 5 to $10 million 2013 $55 to $65 million 2014 $ 5 to $10 million EBITDA projections from crude oil assets 2013 $10 to $30 million 2014 $45 to $65 million 2015 $50 to $70 million 1 – Please see slide 39 for a reconciliation of EBITDA to its most directly comparable GAAP measure, Operating Income 1

NGL Assets are Expected to Start Generating Cash Flow in 2014 25 Timing of cash flows dependent on completion of construction of fractionators Completion expected late in 4th quarter of 2013 Y-Grade will be supplied by two 3rd party gas processing plants in Pettus, TX area Y-Grade production from these plants will be dedicated to NuStar pipelines and fractionators via 10 year T&D and Tolling agreements One gas processing plant completed, second gas plant to be completed mid 2013 $330 million of growth capital projected to be required to complete Y-Grade pipeline connections and fractionator construction Majority of capital will be spent in 2013 No EBITDA expected from NGL assets in 2013 but should come on-line in 2014 2014 $40 to $60 million 2015 $70 to $90 million 1 – Please see slide 39 for a reconciliation of EBITDA to its most directly comparable GAAP measure, Operating Income 1

NuStar’s Eagle Ford Shale Pipeline System by the end of 2014 26

Financing Plan for TexStar Acquisition 27 Plan to finance $325 to $425 million acquisition price via borrowings under our revolver and junior subordinated notes Expect to receive 100% equity credit under our bank facility and partial equity credit from rating agencies for junior subordinated notes Timing of junior subordinated notes financing dependent on closing of the TexStar transaction and market conditions Currently have availability under our revolver that could be accessed if needed May consider second junior subordinated notes issuance in the last half of 2013 to finance the majority of the capital spending associated with the acquisition No current plans to issue common equity to finance acquisition

Financial Outlook 28

2012 internal growth spending should be around $415 million ...with 2013 spending growing to around $625 million (Dollars in Millions) 29 $0 $100 $200 $300 $400 $500 $600 $700 2009 2010 2011 2012 Forecast 2013 Forecast $164 $219 $294 $415 $625

Major Capital Projects Impacting 2012 through 2014 Guidance 30 Estimated Completion 2012 2013 Total Project Date CAPEX CAPEX Spend (1) Transportation Segment Oakville Terminal & 16" Pipeline Reversal July 2012 $46 $2 $52 Corpus Christi North Beach Crude Loading Project July 2012 $20 $3 $23 San Antonio Product Supply Expansion August 2012 $13 $0 $14 12" Eagle Ford Crude Pipeline Constructed for Valero October 2012 $58 $1 $59 Projects associated with Crude Assets Acquired from TexStar December 2013 $8 $60 $75 Projects associated with NGL Assets Acquired from TexStar December 2013 $0 $330 $330 Conoco Phillips Eagle Ford Project February 2014 $19 $87 $106 Storage Segment St. James EOG Unit Train Project April 2012 $20 $0 $36 St. Eustatius 1 Million Barrel Distillate Expansion January 2013 $32 $6 $59 St. James 2nd Unit Train Project September 2013 $1 $42 $43 St. James Marine Vapor Destruction Unit September 2013 $1 $9 $10 St. James 1.4 Million Barrel Expansion February 2014 $23 $17 $44 (1) Spending on some of these projects started in 2011 and spending on some projects will continue into 2014

Asphalt & Fuels Marketing Segment Volatility should be Reduced due to Less Refining Exposure 31 Effective Sept. 28th, 2012 Asphalt operations results deconsolidated from NuStar’s results as a result of setting up Asphalt JV Transaction provided NuStar with around $400 million in cash proceeds that were used to delever Segment projected to generate $10 to $30 million EBITDA loss in 2012 (excluding asset and goodwill impairment) After expected sale of San Antonio refinery only Fuels Marketing operations will remain in segment Fuels Marketing operations should generate $40 to $60 million of EBITDA in 2013 and 2014 1 1 – Please see slide 40 for a reconciliation of EBITDA to its most directly comparable GAAP measure, Operating Income 1

Storage Segment EBITDA ($ in Millions) Continued Wide LLS to WTI Spread could provide upside to 2013 & 2014 Storage Segment Guidance 32 $301 to $311 $301 to $311 $311 to $341 Note: Guidance for 2013 is comparable to 2012 however, based on current forward pricing curve 2013 LLS to WTI spread is projected to be $13 per barrel. An LLS to WTI spread of this magnitude would increase 2013 EBITDA by almost $17 million. 1 1 – Please see slide 37 for a reconciliation of EBITDA to its most directly comparable GAAP measure, Operating Income 2006 2007 2008 2009 2010 2011 2012 Est. 2013 Est. 2014 Est. $162 $177 $208 $242 $256 $281 $281 $281 $281 +$20 to $30 +$20 to $30 +$20 to $30 +$10 to $30 2014 Guidance 2013 Guidance (See Note Below) 2012 Guidance Historical EBITDA

Transportation Segment EBITDA ($ in Millions) Growth in Eagle Ford Shale should lead to future growth in Transportation Segment EBITDA 33 1 1 – Please see slide 38 for a reconciliation of EBITDA to its most directly comparable GAAP measure, Operating Income 2006 2007 2008 2009 2010 2011 2012 Est. 2013 Est. 2014 Est. $170 $176 $186 $190 $199 $197 $197 $197 $197 $10 to $20 +$10 to $20 +$10 to $20 +$70 to $90 +$70 to $90 +$100 to $120 2014 Guidance 2013 Guidance 2012 Guidance Historical EBITDA $207 to $217 $277 to $307 $377 to $427

We Expect these Projections to lead to a 1.0x Coverage Ratio by the 4th quarter of 2013 34 Beginning in the fourth quarter of 2013 and throughout all of 2014 we expect our quarterly coverage ratios to exceed 1.0x 2014 coverage ratios should put NuStar in a position to resume distribution growth during the year Note: Assumes no equity issuances in 2013 & 2014

High quality, large and diverse asset footprint supporting energy infrastructure both in the U.S. and internationally Contracted fee-based storage and transportation assets provide stable cash flows, delivering approximately 80% of 2011 segment operating income Diverse and high quality customer base composed of large integrated oil companies, national oil companies and refiners Strong balance sheet, credit metrics and commitment to obtaining/maintaining investment grade credit ratings Experienced and proven management team with substantial equity ownership and industry experience Recognized nationally for safety and environmental record as well as one of the best places to work NuStar Highlights 35

Appendix

Reconciliation of Non-GAAP Financial Information: Storage Segment 37 (Unaudited, Dollars in Thousands) The following is a reconciliation of operating income to EBITDA for the Storage Segment: 2006 2007 2008 2009 2010 2011 Operating income 108,486 $ 114,635 $ 141,079 $ 171,245 $ 178,947 $ 193,395 $ Plus depreciation and amortization expense 53,121 62,317 66,706 70,888 77,071 87,737 EBITDA 161,607 $ 176,952 $ 207,785 $ 242,133 $ 256,018 $ 281,132 $ 2012 2013 (1) 2014 Projected operating income range $ 211,000 - 216,000 $ 203,000 - 223,000 $ 213,000 - 236,000 Plus projected depreciation and amortization expense range 90,000 - 95,000 98,000 - 105,000 98,000 - 105,000 Projected EBITDA range $ 301,000 - 311,000 $ 301,000 - 328,000 $ 311,000 - 341,000 (1) The year ended December 31, 2013 includes $17 million of EBITDA and operating income related to the impact from an LLS to WTI spread. St. Eustatius Distillate Project St. James, LA Terminal Expansion Project Phase 2 St. James, LA 2nd Unit Train Unloading Facility Project Projected annual operating income range $ 8,000 - 7,000 $ 7,000 - 6,000 $ 14,000 - 17,000 Plus projected annual depreciation and amortization expense range 2,000 - 3,000 1,000 - 2,000 1,000 - 3,000 Projected annual EBITDA 10,000 $ 8,000 $ $ 15,000 - 20,000 The following are reconciliations of projected annual operating income to projected annual EBITDA for certain projects in our storage segment related to our internal growth program: Year Ended December 31, NuStar Energy L.P. utilizes a financial measure, EBITDA, that is not defined in United States generally accepted accounting principles. Management uses this financial measure because it is a widely accepted financial indicator used by investors to compare partnership performance. In addition, management believes that this measure provides investors an enhanced perspective of the operating performance of the partnership's assets. EBITDA is not intended nor presented as an alternative to net income. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with United States generally accepted accounting principles. EBITDA in the following reconciliations relate to our operating segments. For purposes of segment reporting we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations exclude any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. Year Ended December 31, The following is a reconciliation of projected operating income to projected EBITDA for the Storage Segment:

Reconciliation of Non-GAAP Financial Information: Transportation Segment 38 (Unaudited, Dollars in Thousands) The following is a reconciliation of operating income to EBITDA for the Transportation Segment: 2006 2007 2008 2009 2010 2011 Operating income 122,714 $ 126,508 $ 135,086 $ 139,869 $ 148,571 $ 145,613 $ Plus depreciation and amortization expense 47,145 49,946 50,749 50,528 50,617 51,175 EBITDA 169,859 $ 176,454 $ 185,835 $ 190,397 $ 199,188 $ 196,788 $ 2012 2013 2014 Projected operating income range $ 155,000 - 162,000 $ 207,000 - 232,000 $ 297,000 - 342,000 Plus projected depreciation and amortization expense range 52,000 - 55,000 70,000 - 75,000 80,000 - 85,000 Projected EBITDA range $ 207,000 - 217,000 $ 277,000 - 307,000 $ 377,000 - 427,000 Completed Eagle Ford Expansion Projects ConocoPhillips Eagle Ford Project Projected annual operating income range $ 26,000 - 25,000 $ 12,000 - 10,000 Plus projected annual depreciation and amortization expense range 4,000 - 5,000 3,000 - 5,000 Projected annual EBITDA 30,000 $ 15,000 $ NuStar Energy L.P. utilizes a financial measure, EBITDA, that is not defined in United States generally accepted accounting principles. Management uses this financial measure because it is a widely accepted financial indicator used by investors to compare partnership performance. In addition, management believes that this measure provides investors an enhanced perspective of the operating performance of the partnership's assets. EBITDA is not intended nor presented as an alternative to net income. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with United States generally accepted accounting principles. EBITDA in the following reconciliations relate to our operating segments. For purposes of segment reporting we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations exclude any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. Year Ended December 31, The following are reconciliations of projected annual operating income to projected annual EBITDA for certain projects in our transportation segment related to our internal growth program: The following is a reconciliation of projected operating income to projected EBITDA for the Transportation Segment: Year Ended December 31,

Reconciliation of Non-GAAP Financial Information: TexStar Acquisition 39 (Unaudited, Dollars in Thousands) The following are reconciliations of projected annual operating income to projected annual EBITDA for certain crude oil assets related to the Texstar Acquisition: 2013 2014 2015 Projected annual operating income range $ 1,000 - 19,000 $ 34,000 - 51,000 $ 39,000 - 56,000 Plus projected annual depreciation and amortization expense range 9,000 - 11,000 11,000 - 14,000 11,000 - 14,000 Projected annual EBITDA range $ 10,000 - 30,000 $ 45,000 - 65,000 $ 50,000 - 70,000 The following are reconciliations of projected annual operating income to projected annual EBITDA for certain NGL assets related to the Texstar Acquisition: 2014 2015 Projected annual operating income range $ 28,000 - 45,000 $ 58,000 - 75,000 Plus projected annual depreciation and amortization expense range 12,000 - 15,000 12,000 - 15,000 Projected annual EBITDA range $ 40,000 - 60,000 $ 70,000 - 90,000 Year Ended December 31, Year Ended December 31, NuStar Energy L.P. utilizes a financial measure, EBITDA, that is not defined in United States generally accepted accounting principles. Management uses this financial measure because it is a widely accepted financial indicator used by investors to compare partnership performance. In addition, management believes that this measure provides investors an enhanced perspective of the operating performance of the partnership's assets. EBITDA is not intended nor presented as an alternative to net income. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with United States generally accepted accounting principles. EBITDA in the following reconciliations relate to projects within our operating segments. For purposes of segment reporting we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations exclude any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure.

Reconciliation of Non-GAAP Financial Information: Asphalt and Fuels Marketing Segment 40 (Unaudited, Dollars in Thousands) The following is a reconciliation of projected incremental operating income to projected incremental EBITDA for the Asphalt and Fuels Marketing Segment: Years Ended December 31, 2013 and 2014 Projected operating income range $ 40,000 - 59,500 Plus projected depreciation and amortization expense range 0 - 500 Projected annual EBITDA range $ 40,000 - 60,000 The following is a reconciliation of projected operating loss range to projected EBITDA range for our Asphalt and Fuels Marketing Segment: Asphalt and Fuels Marketing Segment Less Asset and Goowill Impairment Loss (1) Adjusted Asphalt and Fuels Marketing Segment Projected operating loss range $ (286,000 - 316,000) (266,000) $ $ (20,000 - 50,000) Plus projected depreciation and amortization expense range 10,000 - 20,000 - 10,000 - 20,000 Projected EBITDA range $ (276,000 - 296,000) (266,000) $ $ (10,000 - 30,000) (1) 2012 asset and goodwill impairment loss of $266 million related to asphalt operations. NuStar Energy L.P. utilizes a financial measure, EBITDA, that is not defined in United States generally accepted accounting principles. Management uses this financial measure because it is a widely accepted financial indicator used by investors to compare partnership performance. In addition, management believes that this measure provides investors an enhanced perspective of the operating performance of the partnership's assets. EBITDA is not intended nor presented as an alternative to net income. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with United States generally accepted accounting principles. EBITDA in the following reconciliations relate to our operating segments. For purposes of segment reporting we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations exclude any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure.